Exhibit 99.2

1Q24 EARNINGS REPORT PennyMac Financial Services, Inc. April 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies and forbearances; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; our ability to mitigate cybersecurity risks, cyber incidents and technology disruptions; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from severe weather events, man-made or other natural conditions, climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward- looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income and operating income excluding valuation-related changes and a non-recurring legal accrual that provides a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

FIRST QUARTER HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

Strong operating performance partially offset by net fair value declines on hedged mortgage servicing rights

1Q24 Results

Net income	Diluted EPS[1]
$39mm	**$0.74**
Return on equity	Book value per share
4%	**$70.13**
Dividend per common share	
$0.20	

PRODUCTION

Pretax income	Total loan acquisitions and originations[2]	PFSI correspondent lock volume	Broker direct lock volume	Consumer direct lock volume
$36mm	**$21.7bn**	**$17.1bn**	**$3.4bn**	**$2.2bn**

SERVICING

Pretax income	MSR[1] fair value changes, hedge, and arbitration accrual impact	MSR fair value changes, hedge and arbitration accrual impact to diluted EPS	Pretax income excluding valuation-related items and arbitration accrual[3]	Total servicing portfolio UPB[1][2]
$5mm	**$(126)mm**	**$(1.74)**	**$125mm**	**$617bn**

INVESTMENT MANAGEMENT

Pretax income	Net AUM[1]	Revenue
$3mm	**$2.0bn**	**$9.4mm**

Note: All figures are for 1Q24 or as of 3/31/24

(1) EPS = earnings per share; MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fair value; AUM = assets under management

(2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT)

(3) Excludes $170 million in MSR fair value gains, $295 million in hedging losses, a $7 million reversal of provision for losses on active loans, and $2 million of accrued interest related to a non-recurring arbitration accrual - see slide 14 for additional details

3

ORIGINATION MARKET EXPECTATIONS REFLECT GROWTH 4 U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Remain High Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. F orecast originations: Average of Mortgage Bankers Association (4/18/24) and Fannie Mae (4/11/24) forecasts. (2) Freddie Mac Primary Mortgage Market Survey 7.10% as of 4/18/24 (3) Zelman & Associates 3 /28/2024 (2) • Current third - party estimates for industry originations in 2024 average $1.8 trillion; however, these estimates have potential to decline if interest rates remain elevated for longer than forecasted ‒ Unit origination volume is projected to increase in 2024, but remains well below normalized levels (3) • Mortgage banking companies with large servicing portfolios and diversified business models are better positioned to offset the decline in profitability that has resulted from decreased origination volumes and margins 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Average 30-year fixed rate mortgage $1.6 $1.2 $1.4 $1.6 $0.7 $0.2 $0.4 $0.6 $2.3 $1.5 $1.8 $2.2 2022 2023 2024E 2025E Purchase Refinance

- $20 $24 $25 $39 $36 $94 $75 $120 $144 $125 $75 $99 $145 $184 $161 1Q23 2Q23 3Q23 4Q23 1Q24 Production Servicing net of valuation related changes and arbitration accrual • Significant increase in operating return on equity year over year in potentially one of the smallest quarterly origination markets of this interest rate cycle • Double digit operating return on equity expected in 2024 ‒ Servicing to continue driving earnings with additional upside potential from the production segment as the origination market improves 5 BUILDING ON DOUBLE DIGIT OPERATING RETURNS IN 2024 Annualized Operating ROE (1) (1) Note: Figures may not sum due to rounding (1) See slide 32 for a reconciliation of non - GAAP items Mortgage Banking Operating Pretax Income ($ in millions) 7% 10% 13% 15% 15% 1Q23 2Q23 3Q23 4Q23 1Q24

6 TECHNOLOGY INNOVATION TO UNLOCK ADDITIONAL STAKEHOLDER VALUE S ervicing S ystems E nvironment Direct and white label subservicing Partnerships with third parties Commercialization Drive efficiencies for our core businesses Leverage SSE to expand our current sub - servicing business beyond PMT Commercialize SSE into a multi - tenant, industry - leading servicing software platform Partner with innovative technologists to develop a comprehensive marketplace of next generation mortgage banking technology Proven, low - cost servicing system with multiple competitive advantages versus others in the market With our SSE technology free and clear of any restrictions on use or development, we are actively exploring a continuum of potential opportunities with benefits for our many stakeholders

7 Operating Expenses (bps of average servicing portfolio UPB) Revenue From Servicing & Placement Fees ($ in millions) SERVICING PROVIDES GROWING CASH FLOW AND SCALE BENEFITS • Increasing revenue contribution due to portfolio growth over time • Higher proportion of owned servicing in more recent periods drives increased servicing fees • Increasing contribution from placement fees driven by higher short - term rates in the current market environment • Increased scale and efficiency as the portfolio grows • Lower variable costs due to the implementation of our proprietary servicing system in 2019 • Delinquencies remain low in the current market environment, further reducing operating expenses (1) (1) (1) LTM = Last Twelve Months 10.5 9.5 9.0 9.2 8.3 7.2 6.9 2018 2019 2020 2021 2022 2023 1Q24LTM $772 $1,022 $1,057 $1,100 $1,351 $1,833 $1,941 2018 2019 2020 2021 2022 2023 1Q24LTM Earnings on custodial balances and deposits and other income Loan servicing, ancillary, and other fees

FUTURE RECAPTURE OPPORTUNITIES ENHANCED BY RECENT PRODUCTION

Total Servicing Portfolio With Note Rates of 5% or Greater[1]
(UPB in billions)



$67
$24
$43
$89
$38
$51
$111
$57
$55
$135
$78
$57
$153
$92
$60
25%
of total servicing portfolio
1Q23
2Q23
3Q23
4Q23
1Q24
Note Rate of 5.00% up to 6.00%
Note Rate of 6.00% or Greater

- Pennymac, through its multi-channel production platform, has been one of the largest producers of mortgage loans in recent periods as interest rates increased[1]
  - Pennymac retains MSRs on nearly all mortgage loan production, driving continued organic servicing portfolio growth
  - Quarterly production adds approximately $20 - $25 billion in UPB of loans at prevailing mortgage rates to the servicing portfolio each quarter
- The continued addition of higher interest rate loans to the servicing portfolio provides significant refinance opportunities for Consumer Direct when mortgage rates decline

Note: Figures may not sum due to rounding
[1] Includes loans acquired or subserviced for PMT and includes loans held for sale at fair value

8

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 9 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Broker Direct Market Share (1) Consumer Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share based on Inside Mortgage Finance. For 1Q24LTM, we estimate $1.5 trillion in total origination volume, and that the correspondent channel represented 28% of the overall origination market, r eta il represented 55%, and broker represented 17%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $617 billion divided by $14.1 trillion in mort gag e debt outstanding 3.7% 4.1% 4.1% 4.3% 4.4% 12/31/20 12/31/21 12/31/22 12/31/23 3/31/24 0.9% 1.6% 1.1% 0.6% 0.7% 2020 2021 2022 2023 1Q24LTM 2.1% 2.4% 2.0% 3.3% 3.6% 2020 2021 2022 2023 1Q24LTM 17.7% 16.7% 15.0% 21.0% 20.6% 2020 2021 2022 2023 1Q24LTM

PENNYMAC FINANCIAL SERVICES

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

Correspondent
(UPB in billions)


$21.7
$23.9
$23.6
$19.6
$20.2
$2.5
$18.1
$6.6
$1.8
$21.1
$16.4
$13.5
1Q23
4Q23
1Q24
PFSI Acquisitions(1)
PMT Acquisitions(2)
Total locks(3)

Broker Direct
(UPB in billions)


$2.6
$2.8
$3.4
$1.5
$2.2
$2.1
1Q23
4Q23
1Q24
Originations
Locks

Consumer Direct
(UPB in billions)


$2.2
$1.6
$2.2
$1.1
$0.9
$1.4
1Q23
4Q23
1Q24
Originations
Locks

April 2024 (Estimated) — Correspondent

Locks: (UPB in billions)	$8.1
Acquisitions: (UPB in billions)	$7.5

April 2024 (Estimated) — Broker Direct

Locks: (UPB in billions)	$1.5
Originations: (UPB in billions)	$1.0
Committed pipeline[4]: (UPB in billions)	$1.4

April 2024 (Estimated) — Consumer Direct

Locks: (UPB in billions)	$0.7
Originations: (UPB in billions)	$0.5
Committed pipeline[4]: (UPB in billions)	$0.8

Note: Figures may not sum due to rounding
(1) Includes all government-insured or guaranteed loans and certain conventional loans PMT acquires through its correspondent production business; PFSI earns income from holding and selling or securitizing the loans
(2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to both PFSI and PMT loan acquisitions
(4) Commitments to originate mortgage loans at specified terms at period end

10

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	1Q23				4Q23				1Q24			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
PFSI Correspondent[2]	$ 13,521	25	$ 33.7	36%	$ 20,728	34	$ 70.3	47%	$ 16,660	35	$ 58.5	38%
Broker Direct	1,814	76	13.8	15%	2,116	79	16.6	11%	2,423	103	24.8	16%
Consumer Direct	1,398	323	45.2	48%	1,045	410	42.8	29%	1,380	400	55.2	36%
Other[3]	n/a	n/a	(10.2)	-11%	n/a	n/a	15.2	10%	n/a	n/a	11.7	8%
Total PFSI account revenues (net of Loan origination expense)	**$ 16,733**	**49**	**$ 82.5**	**87%**	**$ 23,889**	**61**	**$ 144.9**	**97%**	**$ 20,462**	**73**	**$ 150.3**	**97%**
PMT Conventional Correspondent	6,929	17	11.9	13%	2,162	23	4.9	3%	1,958	21	4.0	3%
Total Production revenues (net of Loan origination expense)		**40**	**$ 94.4**	**100%**		**58**	**$ 149.8**	**100%**		**69**	**$ 154.3**	**100%**
Production expenses (less Loan origination expense)	**$ 23,662**	**48**	**$ 114.1**	**121%**	**$ 26,051**	**42**	**$ 110.4**	**74%**	**$ 22,421**	**53**	**$ 118.4**	**77%**
Production segment pretax income		**(8)**	**$ (19.6)**	**-21%**		**15**	**$ 39.4**	**26%**		**16**	**$ 35.9**	**23%**

- Revenue per fallout adjusted lock for PFSI's own account was 73 basis points in 1Q24, up from 61 basis points in 4Q23
  - Higher volumes in the direct lending channels
- Production expenses (net of loan origination expense) were 7% higher than the prior quarter due to increased volumes in the direct lending channels
- Broker Direct margins increased from the prior quarter; 4Q23 margins included impacts from higher levels of fallout

(1) Expected revenue net of direct origination costs at time of lock
(2) Includes government-insured or guaranteed loans, as well as certain conventional loans for PFSI's own account
(3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

11

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL

PENNYMAC FINANCIAL SERVICES

Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

Correspondent

- Pennymac remains the largest correspondent aggregator in the U.S.
- Lock volumes for PFSI's account were down 19% and acquisitions were down 21% from 4Q23
  - PFSI is expected to continue purchasing conventional loans acquired through PMT's correspondent channel in 2Q24
- 805 correspondent sellers at March 31, 2024, down slightly from December 31, 2023
- Purchase volume in 1Q24 was 91% of acquisitions

Broker Direct

- Lock volumes were up 20% and funded volumes were essentially unchanged from the prior quarter
- Approved brokers totaled 4,069 at March 31, 2024, up 7% from December 31, 2023 and 36% from March 31, 2022, representing approximately a quarter of the total population of brokers
  - Top brokers see Pennymac as a strong alternative to the top two channel lenders
- Purchase loans were 89% of total originations

Consumer Direct

- Lock volumes were up 35% and funding volumes were up 62% from 4Q23
  - Largely due to in an increase in refinances of government loans
- Focused on meeting the changing needs of the 2.5 million customers in our servicing portfolio in a higher interest rate environment
  - Purchase lock volume in 1Q24 was $374 million, or 17% of total locks, compared to $332 million, or 21% of total locks in 4Q23
  - $305 million or approximately 81% of total purchase locks sourced from our large and growing servicing portfolio
  - $204 million of closed-end second lien mortgage loans funded in 1Q24, down from $226 million in 4Q23

12

PENNYMAC FINANCIAL SERVICES

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $617.4 billion in UPB at March 31, 2024, up 2% Q/Q and 9% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- 60+ day delinquency rates declined from December 31, 2023
- Modification and EBO loan volume increased from the prior quarter

Selected Operational Metrics	4Q23	1Q24
Loans serviced (in thousands)	2,430	2,465
60+ day delinquency rate - owned portfolio[(1)]	3.4%	2.9%
60+ day delinquency rate - sub-serviced portfolio[(2)]	0.6%	0.5%
Actual CPR - owned portfolio[(1)]	4.4%	5.4%
Actual CPR - sub-serviced[(2)]	3.8%	4.0%
UPB of completed modifications ($ in millions)[(3)]	$3,275	$3,910
EBO loan volume ($ in millions)[(4)]	$391	$681


Loan Servicing Portfolio Composition
(UPB in billions)
$564.5
$607.2
$617.4
3/31/23
12/31/23
3/31/24
Prime owned
Prime subserviced and other


Net Portfolio Growth
(UPB in billions)
$607.2
($11.5)
$21.7
$617.4
At 12/31/23
Runoff(5)
Additions from loan production(6)
At 3/31/24

(1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 27 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate
(2) Represents PMT's MSRs that we service and excludes distressed loan investments
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Also includes loans sold with servicing released in connection with any asset sales by PMT
(6) Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

13

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

PENNYMAC FINANCIAL SERVICES

	1Q23		4Q23		1Q24	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Loan servicing fees	$ 338.1	24.2	$ 402.5	26.9	$ 424.2	27.7
Earnings on custodial balances and deposits and other income	65.9	4.7	89.9	6.0	87.7	5.7
Realization of MSR cash flows	(146.2)	(10.5)	(164.3)	(11.0)	(198.6)	(13.0)
EBO loan-related revenue[2]	34.9	2.5	28.3	1.9	26.4	1.7
Servicing expenses:				0.0		
Operating expenses	(109.8)	(7.9)	(93.6)	(6.3)	(97.6)	(6.4)
Payoff-related expense[3]	(5.3)	(0.4)	(7.1)	(0.5)	(8.2)	(0.5)
Losses and provisions for defaulted loans	(10.5)	(0.8)	(13.2)	(0.9)	(13.2)	(0.9)
EBO loan transaction-related expense	(0.2)	(0.0)	(0.3)	(0.0)	(0.2)	(0.0)
Interest expense	(72.5)	(5.2)	(97.8)	(6.5)	(95.8)	(6.3)
Pretax income excluding fair value changes and arbitration accrual	**$ 94.4**	**6.8**	**$ 144.4**	**9.6**	**$ 124.7**	**8.1**
Valuation-related changes						
MSR fair value[4]	(90.3)		(370.7)		170.0	
Hedging derivatives gains (losses)	47.2		294.8		(294.6)	
Provision for losses on active loans[5]	6.1		(5.7)		6.6	
Servicing segment pretax income excluding arbitration accrual	**$ 57.4**		**$ 62.8**		**$ 6.5**	
Accrual for arbitration ruling						
Arbitration accrual	0.0		(158.4)		(1.6)	
Servicing segement pretax income (loss)	**$ 57.4**		**$ (95.5)**		**$ 4.9**	
Average servicing portfolio UPB	**$ 557,757**		**$ 599,153**		**$ 612,733**	

- Loan servicing fees increased from the prior quarter due to growth in the owned portfolio; operating expenses increased slightly
- Realization of MSR cash flows increased by $34 million from the prior quarter due to lower average yields during the quarter
- Earnings on custodial balances and deposits decreased slightly from the prior quarter due to seasonally lower average balances
  - Custodial funds managed for PFSI's owned servicing portfolio totaled $5.4 billion at March 31, 2024 up from $3.7 billion at December 31, 2023
  - Earnings rate generally fluctuates with changes in the Federal Funds rate

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

14

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before realization of cash flows
Hedging and related losses
Production pretax income
$47
($90)
($20)
$295
$39
($371)
$170
$36
($295)
1Q23
4Q23
1Q24

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedging strategy that also considers production-related income
- In 1Q24, MSR fair value increased
  - Higher interest rates drove expectations for lower prepayments and higher contributions from earnings on custodial balances in the future
- Hedging declines more than offset MSR fair value gains
  - Positioned with increased net exposure to interest rate volatility during the quarter to limit elevated hedge costs
- Began purchasing principal-only bonds in 1Q24 as hedges against prepayment risk

15

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 16 • Net AUM as of March 31, 2024 were $2.0 billion, essentially unchanged from December 31, 2023 and March 31, 2023 • Investment Management segment revenues were $9.4 million, down 3% from 4Q23 and up 1% from 1Q23 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.0 $2.0 $2.0 3/31/23 12/31/23 3/31/24 $9.3 $9.7 $9.4 1Q23 4Q23 1Q24

APPENDIX

18 ESTABLISHED LEADER WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $617 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 16 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 5 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 3/31/24 unless othe rwi se noted (1) Inside Mortgage Finance for the 12 months ended 12/31/23 (2) Inside Mortgage Finance as of 12/31/23 $ 2.0 billion in assets under management 14 - year track record 2.5 million customers $98 billion in LTM 1Q24 10

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 19 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government - insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: GSE credit risk transfer investments MSR investments Investments in agency MBS, senior non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

20 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of 2.5 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 2 nd largest in the U.S. (1) Loan Servicing 5 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the 12 months ended 12/31/23 (2) Inside Mortgage Finance as of 12/31/23

TOP LENDER WITH COMPREHENSIVE AND EFFICIENT MULTI - CHANNEL PLATFORM 21 Centralized, cost - efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage - banking technology provide an exceptional loan o rigination experience for our customers and business partners Scalable technology platform providing our consumers , brokers and correspondent partners with the liquidity, tools and products they need to succeed 2 producer of residential mortgage loans in 2023 (1) (1) Inside Mortgage Finance; includes volumes fulfilled for PMT # Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call - center based Cost - efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct 21

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 10-Year Treasury Yield 1Q24 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.3 $1.5 $1.8 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E U.S. Origination Market (in trillions) 11% 19% 20% 22% 26% 13% 22% 61% 29% 14% 4% 4% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 22 TRACK RECORD OF STRONG PERFORMANCE ACROSS MARKET ENVIRONMENTS Average: 20% Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year ; in itial public o ffering was May 8, 2013 (2) Adjusted return on equity was 7% excluding arbitration accrual of $158 million and related tax impact (3) Inside Mortgage Finance (4) Bloomberg (5) Inside Mortgage Finance for historical industry purchase mix, 1Q24 is an estimate of Mortgage Bankers Association (4/18/24) and Fannie Mae (4/11/24) forecasts (1) (3) (4) (5) (2) 48% 75% 64% 61% 73% 80% 63% 40% 45% 73% 90% 86% 40% 58% 53% 49% 63% 71% 54% 36% 42% 69% 85% 79% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 PFSI Purchase Mix Industry Purchase Mix

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

Low Debt-to-Equity Ratio


3.6x
3.2x
2.0x
2.4x
2.9x
0.6x
0.9x
1.1x
1.3x
1.4x
12/31/20
12/31/21
12/31/22
12/31/23
3/31/24
Non-funding debt-to-equity (1)
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Low non-funding debt-to-equity ratio

High TNW[2]/Assets


19%
21%
27%
24%
22%
10%
18%
20%
18%
17%
12/31/20
12/31/21
12/31/22
12/31/23
3/31/24
Tangible Net Worth / Assets ex. Loans eligible for repurchase
Tangible Net Worth / Assets

- Tangible net worth (TNW) / assets excluding loans eligible for repurchase has decreased driven by an increase in balances of loans held for sale at fair value

Diverse Financing Sources


MSR & Servicing Advance Financing
$2,550mm
$500mm | 2031
$750mm | 2029
$650mm | 2029
$650mm | 2025
$1,730mm
$425mm | 2029
$125mm | 2028
$680mm | 2028
$500mm | 2027
$3,300mm
Financing capacity across multiple banks
$800mm drawn
Unsecured Senior Notes
Secured Term Notes and Loans
Secured Revolving Bank Financing Lines

- Unsecured senior notes provide low, fixed interest rates; first maturity in October 2025
- Issued 5-year $425 million term notes secured by Ginnie Mae MSR and servicing advances
- Redeemed $425 million of GNMA MSR term notes due August 2025
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of March 31, 2024
(1) Non-funding debt includes face value of unsecured senior notes and notes payable secured by MSR, in addition to the amount drawn on the variable funding note
(2) Tangible net worth excludes capitalized software

23

Average 30 - year fixed rate mortgage (1) 3.88% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 24 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey . 7.10% as of 4/18/24 (2) U.S. Department of the Treasury. 4.63% as of 4/18/24 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 1/31/24 Historical residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance First Quarter 2024 residential mortgage originations are an estimate 10 - year Treasury Bond Yield (2) 4.20% 6.79% 6.61% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 10-year Treasury bond yield 3.5% 3.8% 4.6% 3.9% 4.2% 2/10 year Treasury yield spread -0.6% -1.1% -0.5% -0.4% -0.4% 30-year fixed rate mortgage 6.3% 6.7% 7.3% 6.6% 6.8% Secondary mortgage rate 5.0% 5.6% 6.4% 5.3% 5.6% U.S. home price appreciation (Y/Y % change) 0.8% 0.0% 4.0% 5.6% 6.0% Residential mortgage originations (in billions) $310 $420 $405 $315 $310

25 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value Mortgage Servicing Rights Pool UPB (1) $381,471 Weighted average coupon 4.2% Weighted average servicing fee/spread 0.38% Weighted average prepayment speed assumption (CPR) 7.9% Fair value $7,483 As a multiple of servicing fee 5.11 March 31, 2024 Unaudited ($ in millions)

• Overall mortgage delinquency rates decreased from the prior quarter • Servicing advances outstanding for PFSI’s MSR portfolio decreased to approximately $392 million at March 31, 2024 from $505 million at December 31, 2023 – No principal and interest advances are outstanding DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 26 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio and includes loans held for sale at fair value; delinquency and foreclosure rates based on UPB; as of 3/3 1/2 4, the UPB of mortgage servicing rights owned and loans held for sale at fair value totaled $387 billion 6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 6.1% 5.4% 5.6% 5.7% 5.9% 5.1% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 30-60 Days 60-90 Days 90+ Days In Foreclosure

27 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS Note: Figures may not sum due to rounding (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Loan - to - values for closed - end seconds include only the second lien balance (4) Excludes loans held for sale at fair value As of March 31, 2024 Segment UPB ($ in billions) (4) % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $135.4 35.5% 667 4.2% 45 318 $203 677 93% 68% 4.4% VA $123.7 32.4% 453 3.7% 34 324 $273 728 90% 71% 1.9% USDA $20.9 5.5% 141 3.8% 53 310 $148 699 98% 66% 4.5% GSE FNMA $44.6 11.7% 147 4.6% 25 316 $303 761 73% 62% 0.4% FHLMC $53.0 13.9% 170 4.9% 19 323 $311 757 74% 65% 0.5% Other and Closed-End Seconds Other (2) $3.3 0.9% 9 6.5% 10 348 $348 768 73% 69% 0.1% Closed-End Seconds (3) $0.6 0.2% 8 10.2% 7 250 $76 744 17% 17% 0.1% Grand Total $381.5 100.0% 1,596 4.2% 36 320 $239 717 87% 68% 2.6%

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 28 Note: Figures may not sum due to rounding Unaudited ($ in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 Correspondent Acquisitions Conventional Conforming - for PMT 6,629$ 3,029$ 2,759$ 2,477$ 1,769$ Conventional Conforming - for PFSI 4,063 7,018 9,933 10,129 8,190 Government - for PFSI 9,461 11,139 8,848 11,011 8,167 Jumbo - for PMT - - 1 3 3 Total 20,153$ 21,186$ 21,541$ 23,620$ 18,128$ Broker Direct Originations - for PFSI Conventional Conforming 1,097$ 1,436$ 1,591$ 1,560$ 1,524$ Government 441 685 621 623 619 Jumbo 28 19 10 18 42 Closed-end second liens - - - - 9 Total 1,565$ 2,140$ 2,223$ 2,201$ 2,193$ Consumer Direct Originations - for PFSI Conventional Conforming 365$ 400$ 378$ 264$ 265$ Government 611 1,028 741 372 931 Jumbo - 4 3 2 - Closed-end second liens 81 122 199 226 204 Total 1,057$ 1,553$ 1,322$ 864$ 1,400$ Total acquisitions/originations 22,775$ 24,879$ 25,085$ 26,685$ 21,721$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 6,629$ 3,029$ 2,760$ 2,480$ 1,772$

INTEREST RATE LOCKS BY PRODUCT 29 Note: Figures may not sum due to rounding Unaudited ($ in millions) 1Q23 2Q23 3Q23 4Q23 1Q24 Correspondent Locks Conventional Conforming - for PMT 7,588$ 3,322$ 3,493$ 2,737$ 2,472$ Conventional Conforming - for PFSI 3,781 7,523 10,333 9,977 8,614 Government - for PFSI 10,341 10,735 10,063 11,197 8,467 Jumbo - for PMT - - 2 5 10 Total 21,709$ 21,581$ 23,891$ 23,916$ 19,563$ Broker Direct Locks - for PFSI Conventional Conforming 1,716$ 1,869$ 2,146$ 1,910$ 2,234$ Government 777 921 828 844 989 Jumbo 59 32 15 30 116 Closed-end second liens - - - 3 14 Total 2,552$ 2,822$ 2,989$ 2,787$ 3,352$ Consumer Direct Locks - for PFSI Conventional Conforming 628$ 575$ 559$ 371$ 474$ Government 1,410 1,383 817 887 1,338 Jumbo 9 2 5 3 12 Closed-end second liens 152 205 326 335 328 Total 2,199$ 2,166$ 1,707$ 1,597$ 2,152$ Total locks 26,459$ 26,568$ 28,586$ 28,300$ 25,068$

1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Government-insured 709 715 712 714 719 Government-insured 45 45 45 46 44 Conventional 757 762 762 762 765 Conventional 39 38 38 39 38 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Government-insured 701 712 711 715 723 Government-insured 46 45 46 47 46 Conventional 757 761 761 763 762 Conventional 38 38 39 39 39 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 Government-insured 663 661 683 674 688 Government-insured 44 44 45 45 45 Conventional 734 744 743 747 746 Conventional 38 37 38 38 38 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 30 Correspondent Broker Direct Consumer Direct

ADJUSTED EBITDA RECONCILED TO NET INCOME 31 Note: Figures may not sum due to rounding ($ in millions) 1Q23 4Q23 1Q24 Net income (loss) 30.4$ (36.8)$ 39.3$ Provision for (benefit from) income taxes 7.8 (17.4) 4.6 Income (loss) before provision for (benefit from) income taxes 38.1 (54.2) 43.9 Depreciation and amortization 12.7 14.1 14.2 Decrease (increase) in fair value of MSRs and MSLs due to changed in valuation inputs used in the valuation model 90.3 370.7 (170.0) Hedging (gains) losses associated with MSRs (47.2) (294.8) 294.6 Stock-based compensation 11.7 6.7 4.6 Non-recurring item - accrual for arbitration result - 158.4 1.6 Interest expense on corporate debt and capital lease 23.4 27.3 38.8 Adjusted EBITDA 129.0$ 228.2$ 227.7$

RECONCILATION OF NON-GAAP ITEMS

($ in millions)	1Q23	2Q23	3Q23	4Q23	1Q24
Net income (loss)	**$ 30.4**	**$ 58.3**	**$ 92.9**	**$ (36.8)**	**$ 39.3**
Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model	90.3	(118.9)	(398.9)	370.7	(170.0)
Hedging (gains) losses associated with MSRs	(47.2)	155.1	423.7	(294.8)	294.6
Non-recurring item - accrual for arbitration result	-	-	-	158.4	1.6
Adjustments	$ 43.0	$ 36.2	$ 24.8	$ 234.3	$ 126.3
Tax impacts of adjustments[1]	11.6	9.7	6.7	62.9	33.9
Operating net income	**$ 61.9**	**$ 84.8**	**$ 111.0**	**$ 134.5**	**$ 131.7**
Average stockholder's equity	$ 3,463.5	$ 3,440.9	$ 3,517.5	$ 3,555.4	$ 3,552.3
Annualized operating return on equity	**7%**	**10%**	**13%**	**15%**	**15%**

($ in millions)	1Q23	2Q23	3Q23	4Q23	1Q24
Servicing pretax income (loss)	**$ 57.4**	**$ 46.5**	**$ 101.2**	**$ (95.5)**	**$ 4.9**
Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model	90.3	(118.9)	(398.9)	370.7	(170.0)
Hedging (gains) losses associated with MSRs	(47.2)	155.1	423.7	(294.8)	294.6
Non-recurring item - accrual for arbitration result	-	-	-	158.4	1.6
Provision for credit losses on active loans	(6.1)	(7.5)	(6.0)	5.7	(6.6)
Servicing pretax income net of valuation related changes and arbitration accrual	**$ 94.4**	**$ 75.3**	**$ 120.0**	**$ 144.4**	**$ 124.7**

Note: Figures may not sum due to rounding
[1] Assumes a tax rate of 26.85%

32